UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 19, 2025
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
P.O. Box 619100
Dallas, TX
75261-9100
(Address of principal executive offices)
(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On May 19, 2025, Kimberly-Clark Corporation (the “Company”), acting pursuant to authorization from its Board of Directors (the “Board”), notified the New York Stock Exchange (“NYSE”) of its intention to voluntarily withdraw the principal listing of the Company’s common stock, par value $1.25 per share (the “Common Stock”), from the NYSE and transfer the listing to The Nasdaq Stock Market LLC (“Nasdaq”). The Company expects that listing and trading of the Common Stock on the NYSE will end at market close on May 29, 2025, and that trading will begin on Nasdaq at market open on May 30, 2025.
The Common Stock has been approved for listing on Nasdaq, where it will continue to trade under the stock symbol “KMB.”
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 19, 2025, the Board amended the Company’s By-Laws effective upon the commencement of trading of the Common Stock on Nasdaq, to remove certain details on specific committees that are generally addressed in the applicable committee charters, including any references to NYSE rules or requirements. This description of the amendments to the By-Laws is qualified in its entirety by reference to the text of the amended By-Laws, a copy of which is attached to this Report as Exhibit (3)b and is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure
The Company issued the news release attached hereto as Exhibit 99.1 in connection with the transfer of the principal listing of the Common Stock to Nasdaq.
The information contained in Item 7.01 of this Report and in Exhibit 99.1 to this Report shall not be deemed “filed” with the Commission for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.
Forward-Looking Statements
Certain matters contained in this Current Report concerning the transfer of the Company’s principal stock listing constitute forward-looking statements and are based upon management's expectations and beliefs concerning future events impacting the Company. In addition, many factors outside the Company’s control, including risks related to any delays in the timing for implementing the transfer, potential market disruptions with respect to the trading of the Common Stock and potential impacts on the Company’s business or operations as it implements the transfer, could have a material adverse effect on the Company and on the trading price of the Common Stock.
There can be no assurance that these future events will occur as anticipated or that the Company’s outcomes will be as expected. Forward-looking statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update them. For a description of other factors that could cause the Company's future results to differ from those expressed in any such forward-looking statements, see Item 1A entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

(3)b    By-Laws of Kimberly-Clark Corporation, as amended May 19, 2025.
99.1    News release issued by Kimberly-Clark Corporation on May 19, 2025.
101    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104    The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	May 19, 2025	By:	/s/ Grant B. McGee
Grant B. McGee Senior Vice President and General Counsel

Exhibit 99.1
Kimberly-Clark to Transfer U.S. Stock Exchange Listing to Nasdaq
Ticker symbol to remain “KMB”
DALLAS, May 19, 2025 / PRNewswire/ -- Kimberly-Clark Corporation (NYSE: KMB), a global leader in the consumer staples industry, announced today that it will voluntarily transfer its U.S. stock exchange listing to the Nasdaq Global Select Market (“Nasdaq”) from the New York Stock Exchange (“NYSE”). Kimberly-Clark expects that its common stock will cease trading on the NYSE at market close on Thursday, May 29, 2025, and will commence trading on Nasdaq on Friday, May 30, 2025.
About Kimberly-Clark
Kimberly-Clark (NYSE: KMB) and its trusted brands are an indispensable part of life for people in more than 175 countries and territories. Fueled by ingenuity, creativity, and an understanding of people's most essential needs, we create products that help individuals experience more of what's important to them. Our portfolio of brands, including Huggies, Kleenex, Scott, Kotex, Cottonelle, Poise, Depend, Andrex, Pull-Ups, GoodNites, Intimus, Plenitud, Sweety, Softex, Viva and WypAll, hold No. 1 or No. 2 share positions in approximately 70 countries. We use sustainable practices that support a healthy planet, build strong communities, and ensure our business thrives for decades to come. We are proud to be recognized as one of the World's Most Ethical Companies® by Ethisphere for the seventh year in a row and one of Fortune's Most Innovative Companies in America in 2024. To keep up with the latest news and to learn more about the Company's more than 150-year history of innovation, visit the Kimberly-Clark website.
Forward-Looking Statements
Certain matters contained in this news release concerning the transfer of Kimberly-Clark’s principal stock listing constitute forward-looking statements and are based upon management's expectations and beliefs concerning future events impacting Kimberly-Clark. In addition, many factors outside our control, including risks related to any delays in the timing for implementing the transfer, potential market disruptions with respect to the trading of our common stock and potential impacts on our business or operations as we implement the transfer, could have a material adverse effect on Kimberly-Clark and on the trading price of our common stock.
There can be no assurance that these future events will occur as anticipated or Kimberly-Clark’s outcomes will be as expected. Forward-looking statements speak only as of the date they were made, and we undertake no obligation to publicly update them. For a description of other factors that could cause Kimberly-Clark’s future results to differ from those expressed in any such forward-looking statements, see Item 1A entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024.

[KMB-B] [KMB-F]

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